American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Avantis® Global Equity Allocation Fund
Supplement dated March 8, 2025 ■ Summary Prospectus and Prospectus dated May 1, 2024

The Board of Directors has approved a plan of liquidation for the VP Avantis Global Equity Allocation Fund. Under the plan, the liquidation date of the fund will be March 19, 2025.

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